Exhibit 99.1

Franchise Group, Inc. Announces Completion of Merger

Delaware, Ohio, August 21, 2023 (GLOBE NEWSWIRE) -- Franchise Group, Inc. (NASDAQ: FRG) (“Franchise Group,” “FRG” or the “Company”), today announced that a buyer group including members of the senior management team of the Company, led by Brian Kahn, the Company’s Chief Executive Officer, in a financial partnership with a consortium that includes certain of Brian Kahn’s affiliate entities, B. Riley Financial, Inc. and Irradiant Partners, successfully completed its acquisition of Franchise Group (the “Merger”).

As a result of the Merger’s completion, Franchise Group’s common stock and preferred stock will cease trading prior to the open of market today and will be delisted from the Nasdaq Global Select Market.

Holders of Franchise Group's common stock should refer to the letter of transmittal and related instructions distributed by the Company's paying agent for more information regarding exchanging shares of their common stock for the per share merger consideration.  For additional information, please contact the Company’s paying agent, Equiniti Trust Company, LLC, at 1-800-468-9716.

Redemption of Series A Preferred Stock

In connection with the Merger, Franchise Group will complete the redemption of all outstanding shares of its 7.50% Series A Cumulative Preferred Stock, par value $0.01 per share, on August 22, 2023.

Advisors

Jefferies LLC served as financial advisor and Wachtell, Lipton, Rosen & Katz served as legal counsel to a special committee of Franchise Group’s independent directors not affiliated with the buyer group. Troutman Pepper Hamilton Sanders LLP served as legal counsel to Franchise Group. Sullivan & Cromwell LLP served as legal counsel to B. Riley Financial, Inc. Willkie Farr & Gallagher LLP served as legal counsel to Brian Kahn.

About Franchise Group, Inc.

Franchise Group is an owner and operator of franchised and franchisable businesses that continually looks to grow its portfolio of brands while utilizing its operating and capital allocation philosophy to generate strong cash flow for its stockholders. Franchise Group’s business lines include Pet Supplies Plus, American Freight, The Vitamin Shoppe, Badcock Home Furniture & more, Buddy’s Home Furnishings, Sylvan Learning and Wag N’ Wash. On a combined basis, Franchise Group currently operates over 3,000 locations predominantly located in the U.S. that are either Company-run or operated pursuant to franchising and dealer agreements.

Forward-Looking Statements

This press release contains forward-looking statements. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact. Such statements may include statements regarding the Company’s results of operation and financial condition, the redemption of the Series A Preferred Stock and the Merger. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of the Company or its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company or matters pertaining to the Merger will not differ materially from any projected future results, performance, achievements or other matters expressed or implied by such forward-looking statements. Actual future results, performance, achievements or other matters may differ materially from historical results or those anticipated depending on a variety of factors, many of which are beyond the control of the Company. The Company refers you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Form 10-K for the fiscal year ended December 31, 2022, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this press release are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Relations & Media Contact:

Andrew F. Kaminsky

EVP & Chief Administrative Officer

Franchise Group, Inc.

akaminsky@franchisegrp.com

(914) 939-5161